SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 3, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


         Florida                    0-5423                       59-1277135
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida          33410
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171


                             Exhibit Index on Page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit
         Number         Description
         -------        -----------

          99.1 Transcript of Dycom Industries, Inc. conference call, dated June 3, 2003, discussing its financial results for the third quarter ended April 26, 2003.

          99.2          Press release of Dycom Industries, Inc. issued on
                        June 2, 2003.

Item 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12. "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

              In a conference call on June 3, 2003, a transcript of which is attached as Exhibit 99.1 and incorporated herein by reference, the Company discussed its financial results for the quarter ended April 26, 2003 and its guidance with respect to expected financial results for the fourth quarter of fiscal 2003 and the first quarter of fiscal 2004. The transcript refers to a reconciliation of certain non-GAAP financial information included in Dycom's press release of June 2, 2003, which is attached as Exhibit 99.2.

              In accordance with the procedural guidance in Securities and Exchange Release No. 33-8216, the information in this Form 8-K and the exhibits attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be incorporated by reference into any filing of Dycom Industries, Inc. under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX

         Exhibit No.                       Description
         -----------                       -----------

            99.1 Transcript of Dycom Industries, Inc. conference call on June 3, 2003.

            99.2        Press release of Dycom Industries, Inc. issued on
                        June 2, 2003.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DYCOM INDUSTRIES, INC.


Date: June 6, 2003                            By:   /s/ Steven Nielsen
                                                 -------------------------------
                                                 Name:  Steven Nielsen
                                                 Title: President and
                                                        Chief Executive Officer